SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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THE LAZARD FUNDS, INC.

LAZARD RETIREMENT SERIES, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The Lazard Funds, Inc.
Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112

September [_], 2017

Dear Shareholder:

You are cordially invited to attend the Joint Special Meeting of Shareholders of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (together, the “Funds”), to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on October 20, 2017, at 1:00 p.m., local time. In addition to voting on the relevant proposals described in the Notice of Special Meeting of Shareholders, you will have an opportunity to discuss other matters of interest to you as a shareholder.

Whether or not you plan to attend, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s) to assure that your shares are represented at the meeting.

Sincerely,

Mark R. Anderson Vice President and Secretary

The Lazard Funds, Inc.
Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112

Notice of Joint Special Meeting of Shareholders
To be Held on October 20, 2017

A Joint Special Meeting of Shareholders (the “Special Meeting”) of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS” and together with LFI, the “Funds”), each a Maryland corporation, will be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on October 20, 2017, at 1:00 p.m., local time, to consider and act upon the following proposals:

1.	To elect each of Ms. Franci J. Blassberg, Mr. Trevor W. Morrison and Mr. Nathan A. Paul as a Fund Director, each to serve for an indefinite term and until his or her successor is duly elected and qualified;

2.	To approve revising or removing certain fundamental investment restrictions for certain investment portfolios of the Funds; and

3.	To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

The close of business on August 25, 2017 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

The investment portfolios of LRS are available exclusively as funding vehicles for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of LRS’ investment portfolios. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with Securities and Exchange Commission interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposals to be considered at the Special Meeting.

Your vote is important regardless of the size of your holdings in the Portfolio(s). Whether or not you expect to be present at the Special Meeting, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s). If you desire to vote in person at the Special Meeting, you may revoke any proxy previously given. The Combined Proxy Statement for the Special Meeting accompanies this Notice and also is available, along with proxy cards and other proxy materials, at http://www.LazardNet.com/us/mutual-funds/proxy-statement/.

By Order of the Boards of Directors

Mark R. Anderson Vice President and Secretary

September [_], 2017
New York, New York

The Lazard Funds, Inc.
Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112

Combined Proxy Statement
Joint Special Meeting of Shareholders
September [_], 2017

This Combined Proxy Statement, which also is available at http://www.LazardNet.com/us/mutual-funds/proxy-statement/, is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (the “Boards” and each, the “Board”) of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS” and together with LFI, the “Funds”), each a Maryland corporation, for use at the Funds’ Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on October 20, 2017, at 1:00 p.m., local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders dated September [__], 2017 (the “Notice”). The Funds are open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of the following active investment portfolios (each, a “Portfolio”):

The Lazard Funds, Inc.

Equity Portfolios

Lazard US Equity Concentrated Portfolio

Lazard US Strategic Equity Portfolio

Lazard US Small-Mid Cap Equity Portfolio

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Equity Advantage Portfolio

Lazard International Equity Concentrated Portfolio

Lazard International Strategic Equity Portfolio

Lazard International Small Cap Equity Portfolio

Lazard Global Equity Select Portfolio

Lazard Managed Equity Volatility Portfolio

Lazard Global Strategic Equity Portfolio

Emerging Markets Portfolios

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi-Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Emerging Markets Income Portfolio

Lazard Explorer Total Return Portfolio

Fixed Income Portfolios

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

Real Assets Portfolios

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Real Assets and Pricing Opportunities Portfolio

Alternatives Portfolios

Lazard Enhanced Opportunities Portfolio

Lazard Fundamental Long/Short Portfolio

Asset Allocation Portfolios

Lazard Capital Allocator Opportunistic Strategies Portfolio

Lazard Global Dynamic Multi-Asset Portfolio

Lazard Retirement Series, Inc.

Equity Portfolios

Lazard Retirement US Strategic Equity Portfolio

Lazard Retirement US Small-Mid Cap Equity Portfolio

Lazard Retirement International Equity Portfolio

Emerging Markets Portfolio

Lazard Retirement Emerging Markets Equity Portfolio

Asset Allocation Portfolio

Lazard Retirement Global Dynamic Multi-Asset Portfolio

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Although each Fund is a separate investment company, the Funds’ proxy statements for the Special Meeting have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies.

Each Board has fixed the close of business on August 25, 2017 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting. This Combined Proxy Statement and the accompanying Notice and forms of proxy were sent to shareholders on or about September [__], 2017. Shareholders are entitled to one vote for each Portfolio share held and fractional votes for each fractional Portfolio share held. Shareholders who own shares in more than one Portfolio should vote each proxy card they receive.

The Portfolios of LRS are available exclusively as funding vehicles for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of LRS’ Portfolios. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with Securities and Exchange Commission (“SEC”) interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposals to be considered at the Special Meeting. Therefore, this Combined Proxy Statement is provided to contract owners entitled to give voting instructions regarding Portfolios of LRS.

If the accompanying form of proxy card is properly executed and returned in time for such proxy to be exercised for voting at the Special Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxy cards that are unmarked will be voted FOR the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Special Meeting or any adjournment or postponement thereof. The Boards do not know of any matters to be considered at the Special Meeting other than the matters described in the Notice and this Combined Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Special Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Funds or by submitting a later-dated proxy in time to be recorded before the Special Meeting.

Only shareholders are entitled to attend the Special Meeting and any adjournment or postponement thereof. To gain admittance, shareholders must bring a form of personal identification to the Special Meeting. The names of shareholders of record will be verified against the Funds’ shareholder lists. If a broker or other nominee holds your shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of Fund shares. Only shareholders of a Fund present in person or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

The presence at the Special Meeting, in person or by proxy, of one-third of the votes entitled to be cast for a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) for that Fund’s Special Meeting. If a Quorum is not present at the Special Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentages of favorable votes cast and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Special Meeting in person or by proxy. Shares represented by properly executed proxies with respect to which a vote is withheld or abstained, or for which a broker does not vote, will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” a proposal.

Investment Adviser, Distributor and Administrator

Lazard Asset Management LLC (“LAM”) and Lazard Asset Management Securities LLC, each with its principal office located at 30 Rockefeller Plaza, New York, New York 10112-6300, serve as the Funds’ investment adviser and distributor, respectively. State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210 serves as the Funds’ administrator.

The following table summarizes the Proposals and the Portfolios to which each Proposal applies. Shareholders of all of a Fund’s Portfolios will vote in the aggregate as a single class for the election of that Fund’s Directors (Proposal 1). Each of Proposals 2A-2F will be voted on separately by the applicable Portfolio’s shareholders. Shareholders of each Portfolio will vote as a single class on each of Proposals 2A-2F applicable to that Portfolio. The implementation of a Proposal approved by a Portfolios’ shareholders is not contingent on the approval by shareholders of any other Proposal for that Portfolio or any other Portfolio.

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Summary of Proposals

	LFI[1]	LRS[1]
Proposal 1: To elect each of Ms. Franci J. Blassberg, Mr. Trevor W. Morrison and Mr. Nathan A. Paul as a Fund Director	All Portfolios	All Portfolios
Proposal 2A: To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets

Lazard US Equity Concentrated Portfolio

Lazard US Strategic Equity Portfolio

Lazard US Small-Mid Cap Equity Portfolio

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Strategic Equity Portfolio

Lazard International Small Cap Equity Portfolio

Lazard Global Equity Select Portfolio

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi-Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Explorer Total Return Portfolio

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Capital Allocator Opportunistic Strategies Portfolio

Lazard Global Dynamic Multi-Asset Portfolio

(the above Portfolios are referred to as the “LFI Group A Portfolios”)

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

(the above Portfolios are referred to as the “LFI Group B Portfolios”)

All Portfolios
Proposal 2B: To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts	LFI Group A Portfolios LFI Group B Portfolios	All Portfolios

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	LFI[1]	LRS[1]
Proposal 2C: To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin	LFI Group A Portfolios	All Portfolios
Proposal 2D: To approve removing the Portfolio’s fundamental investment restriction on short sales of securities

Lazard US Small-Mid Cap Equity Portfolio

Lazard International Equity Portfolio

Lazard International Small Cap Equity Portfolio

Lazard Emerging Markets Equity Portfolio

(the above Portfolios are referred to as the “LFI Group C Portfolios”)

N/A
Proposal 2E: To approve removing the Portfolio’s fundamental investment restriction on investing in illiquid securities	LFI Group C Portfolios	N/A
Proposal 2F: To approve removing the Portfolio’s fundamental investment restriction on investing in other investment companies	Lazard US Small-Mid Cap Equity Portfolio Lazard International Equity Portfolio	N/A

[1]	Abbreviated definitions for Portfolio names used in this Combined Proxy Statement other than in this chart are listed on Appendix A.

PROPOSAL 1: Election of Directors

Both Funds, All Portfolios

Summary

The Board for each Fund is composed of a single class of Directors, who each serve for an indefinite term and until a successor is duly elected and qualified. The number of Directors currently is seven. All shareholders of each Fund will vote for all of the nominees for Director of the Fund.

Shareholders of each Fund are being asked to elect Ms. Franci J. Blassberg, Mr. Trevor W. Morrison and Mr. Nathan A. Paul as Directors of the Fund.

Ms. Blassberg and Mr. Morrison currently serve as Directors of each Fund, but have not previously been elected by shareholders. Mr. Paul is currently President of the Funds. Each nominee has agreed to serve, or continue to serve, as a Director if elected. Each of the nominees for Director (“Director Nominees”) was first nominated by the Nominating Committee of each Fund’s Board (consisting of the current Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”), certain of whom also are nominees) and proposed by the Board for election by shareholders as a Director. Certain Independent Directors recommended Ms. Blassberg and Mr. Morrison to the Nominating Committee, and Mr. Paul was recommended to the Nominating Committee by several of the Directors as well as Fund management. The Board of each Fund, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Special Meeting. If any of these nominees is not available for election at the time of the Special Meeting, the persons named as proxies will vote for such substitute nominee as the Board may recommend.

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Information about the Director Nominees and Continuing Directors

Set forth in the chart below are the names and certain biographical and other information for the Director Nominees and the current Directors who are not Director Nominees (“Continuing Directors”), as reported to the Funds by each Director Nominee and each Continuing Director. Following the chart is additional information about the experience, qualifications, attributes or skills of the Director Nominees and the Continuing Directors.

Name (Age) Position with the Fund Address[1] (Since)	Principal Occupation(s) During the Past Five Years	Other Directorships Held[2]

Independent Directors

Franci J. Blassberg (63) Director Nominee (Director of both Funds since August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

None

Kenneth S. Davidson (71) Director (LFI: August 1995 LRS: April 1997)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

None

Nancy A. Eckl (54) Director (LFI: April 2007 LRS: May 2007)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

None

Trevor W. Morrison (45) Director Nominee (Director of both Funds since April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)	None

Richard Reiss, Jr. (73) Director (LFI: May 1991 LRS: April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)	Resource America, Inc., a real estate asset management company, Director (2016 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69) Director (Director of both Funds since September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)	None
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Name (Age) Position with the Fund Address[1] (Since)	Principal Occupation(s) During the Past Five Years	Other Directorships Held[2]

Interested Directors[3]

Ashish Bhutani (56) Director (Director of both Funds since July 2005)	LAM, Chief Executive Officer Lazard Ltd, Vice Chairman and Director	None

Nathan A. Paul (44) Director Nominee, Chief Executive Officer and President (since February 2017)	LAM, Chief Business Officer (since April 2017) and Managing Director LAM, General Counsel and Managing Director	None

[1]	The address of each Director and Director Nominee is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.
[2]	Each Director Nominee and Continuing Director also serves as a Director of Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively with the Funds, the “Lazard Fund Complex,” currently comprised of 40 active investment portfolios).
[3]	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Funds (“Interested Directors”) because of their positions with LAM.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director and Director Nominee possesses which the Boards believe has prepared them to be effective Directors. The Boards believe that the significance of each Director’s or Director Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director or Director Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committees contains certain other factors considered by the Committees in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with LAM; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

•	Ashish Bhutani is the Chief Executive Officer of LAM, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining LAM in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•	Franci J. Blassberg is Of Counsel to the law firm of Debevoise & Plimpton LLP, focusing her legal practice on mergers and acquisitions, private equity and corporate governance. She also is a lecturer at the University of
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California, Berkeley School of Law and previously was a Visiting Professor of Practice at Cornell Law School. Prior to 2013, Ms. Blassberg was a Partner and previously was Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

•	Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•	Nancy A. Eckl has over 28 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance, operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

•	Trevor W. Morrison is currently the Dean and Eric M. and Laurie B. Roth Professor of Law at New York University School of Law. He was previously the Liviu Librescu Professor of Law at Columbia Law School, where he was also faculty co-director of the Center for Constitutional Governance and faculty co-chair of the Hertog Program on Law and National Security. He spent 2009 in the White House, where he served as associate counsel to President Barack Obama. Mr. Morrison has served as a member of the US State Department Advisory Committee on International Law since 2010 and as a Trustee of the New York University School of Law Foundation since 2013. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

•	Nathan A. Paul is currently the Chief Business Officer and a Managing Director of LAM. Mr. Paul joined LAM in 2000 and served as General Counsel from 2002 to April 2017, after which he became Chief Business Officer. Previously, he was an associate at the law firm of Schulte Roth & Zabel LLP. Mr. Paul also serves on the boards of several non-profit organizations. Mr. Paul received a BA from Yeshiva University and a JD from Benjamin N. Cardozo School of Law.

•	Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•	Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Funds’ officers (in addition to Mr. Paul), as reported by them to the Funds.

Name (Age) Address[1]	Position(s) held with the Funds and Term[2] (Since)	Principal Occupation(s) During the Past Five Years

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of LAM (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)
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Name (Age) Address[1]	Position(s) held with the Funds and Term[2] (Since)	Principal Occupation(s) During the Past Five Years

Stephen St. Clair (58)	Treasurer (April 2003)	Vice President of LAM

Mark R. Anderson (46)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

General Counsel (since April 2017), Managing Director (since February 2017) and Chief Compliance Officer (since September 2014) of LAM

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of LAM

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of LAM (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of LAM

[1]	The address of each officer of the Funds is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.
[2]	Each officer serves for an indefinite term, until his or her successor is elected and qualified. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

Beneficial Ownership of Shares of the Funds and the Lazard Fund Complex

Set forth in the chart below is the dollar range of LFI Portfolio shares and aggregate dollar range of shares of the Lazard Fund Complex beneficially owned by each Director Nominee and Continuing Director as of December 31, 2016 (and valued as of that date). No Director Nominees or Continuing Directors owned shares of the LRS Portfolios.

Portfolio	Ashish Bhutani	Franci J. Blassberg	Kenneth S. Davison	Nancy A. Eckl	Trevor W. Morrison	Nathan A. Paul	Richard Reiss, Jr.	Robert M. Solmson
US Equity Concentrated Portfolio	Over $100,000	None	None	$10,001 - $50,000	None	Over $100,000	None	None
US Strategic Equity Portfolio	None	None	None	$10,001 - $50,000	None	Over $100,000	None	None
US Small-Mid Cap Portfolio	None	None	None	None	None	None	None	None
International Equity Portfolio	None	None	None	$10,001 - $50,000	None	None	None	None
International Equity Advantage Portfolio	None	None	None	None	None	None	None	None
International Equity Select Portfolio	None	None	None	None	None	None	None	None
International Equity Concentrated Portfolio	None	None	None	None	None	None	None	None
International Strategic Equity Portfolio	Over $100,000	None	None	None	None	Over $100,000	None	None
10

Portfolio	Ashish Bhutani	Franci J. Blassberg	Kenneth S. Davison	Nancy A. Eckl	Trevor W. Morrison	Nathan A. Paul	Richard Reiss, Jr.	Robert M. Solmson
International Small Cap Equity Portfolio	None	None	None	None	None	None	None	None
Global Equity Select Portfolio	None	None	None	None	None	None	None	None
Managed Equity Volatility Portfolio	None	None	None	None	None	None	None	None
Global Strategic Equity Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Equity Portfolio	None	None	None	$10,001 - $50,000	None	None	None	None
Emerging Markets Core Equity Portfolio	Over $100,000	None	None	None	None	$50,001 - $100,000	None	None
Emerging Markets Equity Advantage Portfolio	None	None	None	None	None	None	None	None
Developing Markets Equity Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Equity Blend Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Multi-Asset Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Debt Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Income Portfolio	None	None	None	None	None	None	None	None
Explorer Total Return	None	None	None	None	None	$50,001 - $100,000	None	None
US Corporate Income Portfolio	None	None	None	None	None	Over $100,000	None	None
US Short Duration Fixed Income Portfolio	None	None	None	None	None	None	None	None
Global Fixed Income Portfolio	None	None	None	None	None	Over $100,000	None	None
US Realty Income Portfolio	Over $100,000	None	None	None	None	None	None	None
US Realty Equity Portfolio	None	None	None	None	None	$50,001 - $100,000	None	None
Global Realty Equity Portfolio	None	None	None	None	None	None	None	None
Global Listed Infrastructure Portfolio	Over $100,000	None	None	None	None	$10,001 - $50,000	None	None
Real Assets and Pricing Opportunities	None	None	None	None	None	None	None	None
Enhanced Opportunities Portfolio	None	None	None	None	None	None	None	None
Fundamental Long/Short Portfolio	Over $100,000	None	None	None	None	$50,001 $100,000	None	None
Capital Allocator Opportunistic Strategies Portfolio	None	None	None	None	None	Over $100,000	None	None
Global Dynamic Multi-Asset Portfolio	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Shares of the Lazard Fund Complex	Over $100,000	None	None	$50,001 - $100,000	None	Over $100,000	None	None
11

As of the Record Date, Directors and officers of the Funds, as a group, owned less than 1% of the shares of each Portfolio of LFI and did not own any shares of LRS Portfolios.

Boards’ Oversight Role; Board Composition and Structure

The Boards’ role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily LAM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Boards, or their committees or delegates, interact with and receive reports from senior personnel of service providers, including senior investment personnel of LAM, the Funds’ and LAM’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Funds. The Boards’ Audit Committees (which consist of all of the Independent Directors) meet during their scheduled meetings with, and between meetings have access to, the Funds’ independent registered public accounting firm and the Funds’ Chief Financial Officer and Treasurer. The Boards also receive periodic presentations from senior personnel of LAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Boards also receive reports from counsel regarding regulatory compliance and governance matters. The Boards have adopted policies and procedures designed to address certain risks to the Funds. In addition, LAM and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

The 1940 Act requires that at least 40% of a Fund’s Directors be Independent Directors and as such are not affiliated with LAM. To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and, for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 6 of 7 of each Fund’s Directors are Independent Directors (assuming the election of Mr. Paul, 75% of each Fund’s Directors will be Independent Directors). The Boards do not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Boards have determined that their leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to: (i) services that LAM and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Funds are conducted by Fund officers and employees of LAM and its affiliates; and (iii) the Board’s oversight role in management of the Funds.

Board Meetings; Committees of the Boards

During the fiscal year ended December 31, 2016, the Boards of LFI and LRS each met nine times. The Board of each Fund has two committees, the Audit Committee and the Nominating Committee. During the fiscal year ended December 31, 2016, each Director, other than Mr. Bhutani (who was unable to attend three interim telephone meetings but attended all regular quarterly meetings), attended at least 75% of the aggregate of all of the meetings of the Board and committees of each Fund on which he or she served. Although Directors are not required to attend shareholder meetings, Directors are available to participate at the request of shareholders.

The function of each Audit Committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements, and (2) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm (the “independent auditors”), and (3) prepare an Audit Committee report as required by the SEC to be included in proxy statements. The Audit Committee of each Fund currently is comprised of all of the Independent Directors. Each Audit Committee met six times during the fiscal year ended December 31, 2016. The Audit Committee Charter for the Funds is available at http://www.lazardnet.com/us/_images/23-11365Audit%20Committee%20Charter.pdf.

12

Each Board’s Nominating Committee is currently comprised of all of the Independent Directors, and its function is to select and nominate candidates for election to the Fund’s Board.

In evaluating potential nominees, including any nominees recommended by shareholders as discussed below, each Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity and the considerations discussed above under “Information About the Director Nominees and Continuing Directors.” Although the Nominating Committees do not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Committees may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Boards’ membership and collective attributes. Such considerations will vary based on the Boards’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112. Nominations for consideration by the Nominating Committee may be submitted only by a shareholder or group of shareholders of a Fund (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the relevant Fund’s outstanding shares or (b) $500,000 of the Fund’s shares (calculated at market value) for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Shareholder each calendar year. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. A nomination submission made to the Nominating Committee must be received not less than 120 calendar days before the date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting. The Nominating Committee Charter for the Funds is not available on the Funds’ or LAM’s website, but is attached to this Combined Proxy Statement as Appendix B.

Remuneration of Directors and Executive Officers

The aggregate amount of compensation paid to each Director for the year ended December 31, 2016 was as follows:

Director	Aggregate Compensation from LFI	Aggregate Compensation from LRS	Aggregate Compensation from the Lazard Fund Complex
Franci J. Blassberg	$171,667	$15,397	$190,000
Kenneth S. Davidson	$171,667	$15,397	$190,000
Nancy A. Eckl*	$180,873	$16,110	$200,000
Trevor W. Morrison	$171,667	$15,397	$190,000
Richard Reiss, Jr.**	$190,080	$16,823	$210,000
Robert M. Solmson	$171,667	$15,397	$190,000
Ashish Bhutani***	None	None	None

*	Audit Committee Chair.
**	Lead Independent Director.
***	Interested Director.
13

PROPOSAL 2: Revising or Removing Certain Fundamental Investment Policies

Both Funds, Certain Portfolios as Indicated

Introduction

The Portfolios of the Funds operate in accordance with their investment objectives, strategies and investment policies, which are described in their prospectuses and statements of additional information (“SAI”). Under the 1940 Act, the Portfolios must have investment policies relating to certain types of investments and practices and may not change those policies without shareholder approval. Accordingly, the Funds have characterized these policies, along with other policies that at the time of formation of a Portfolio it was determined not to change without shareholder approval, as “fundamental” investment policies. In contrast, investment policies of the Portfolios that are not fundamental generally may be changed by a Fund’s Board without shareholder approval.

Shareholders are being asked to vote separately on each of Proposals 2A through 2F, as applicable to their Portfolio(s). If any of Proposals 2A through 2F is approved by a Portfolio’s shareholders at the Special Meeting, the proposed change to that fundamental investment policy will be adopted by that Portfolio and will take effect upon such approval. If the shareholders of a Portfolio fail to approve any of Proposals 2A through 2F, as applicable, the Portfolio’s current policy (or policies) corresponding to such Proposal(s) will remain in effect.

Benefits to the Portfolios of Changes in Certain Fundamental Investment Policies

Fund management and the Boards believe that the revision or elimination of certain fundamental investment policies of the Portfolios as proposed in Proposals 2A through 2F are appropriate for the following reasons:

Among other things, Proposals 2A through 2F are intended to modernize the Portfolios’ investment policies by revising or eliminating certain fundamental investment policies. Modernizing certain of the Portfolios’ fundamental investment policies would remove restrictions that are no longer required because of changes in the law or are not consistent among the Portfolios or with the restrictions applicable to other accounts managed by LAM in a similar strategy. These changes would reduce shareholder confusion, clarify a Portfolio’s ability to enter into certain types of transactions and/or provide additional investment flexibility, potentially allow the Portfolios to better address changes in financial markets or take advantage of investing opportunities. None of the Portfolios have updated their fundamental investment policies since their respective inception dates, and many of the legal and regulatory requirements applicable to mutual funds have changed since that time. As a result, the Portfolios remain subject to certain fundamental investment policies that are either more restrictive than required or are no longer required.

Second, by limiting the investment policies that require shareholder approval to be amended to only those that are required or desirable, a Portfolio in the future may be able to avoid the costs and delay associated with future shareholder meetings to consider proposals to change fundamental investment policies.

Third, these changes could also improve the efficiency and consistency of portfolio management by aligning the fundamental investment policies among the Portfolios and the policies of the Portfolios with the investment policies of other similar accounts. LAM currently serves as the investment adviser to all of the Portfolios as well as a number of other accounts that are operated pursuant to investment policies that are more consistent with the requirements of current laws and regulations for mutual funds.

Anticipated Effect of Proposed Changes to the Portfolios’ Fundamental Investment Policies on Investments in the Portfolios

The proposed changes to the Portfolios’ fundamental investment policies set forth in Proposals 2A through 2F are not expected to significantly affect the Portfolios’ current management or strategies or the risks of investing in the Portfolios,

14

except that if Proposal 2B is approved for the US Small-Mid Cap Portfolio or the International Equity Portfolio, such Portfolio(s) will be authorized to enter into futures contracts and/or swap agreements as a tool to minimize the potential adverse effects of large redemptions on remaining shareholders, and if Proposal 2F is approved for one or both of the relevant Portfolios, such Portfolio(s) may invest in money market funds for cash management purposes.

Board Approval of Proposed Changes to the Portfolios’ Fundamental Investment Policies

In approving Proposals 2A through 2F, the relevant Board(s) considered that the changes provide the Portfolios with increased flexibility within the parameters of the 1940 Act and the other benefits described above. The Boards also considered Fund management’s statements that the proposed changes are not expected to significantly affect the Portfolios’ current management or strategies and are therefore not significantly increasing the risks of investing in the Portfolios.

Proposal 2A:	To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging assets

LFI Group A Portfolios

LFI Group B Portfolios

LRS Portfolios

These Portfolios are currently subject to the following fundamental investment restrictions2 on issuing senior securities, borrowing and pledging or mortgaging assets:

LFI Group A Portfolios

None of the Portfolios may issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus and (B) each of the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act. For purposes of this investment restriction, a Portfolio’s entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing.

LFI Group B Portfolios

None of the Portfolios may issue senior securities, borrow money or pledge its assets, except that (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options, forward contracts, futures contracts and options thereon, swaps, short sales or other permissible investments.

LRS Portfolios

None of the Portfolios may

•	borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to more than 33⅓% of the value of the Portfolio’s total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing; or
•	issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities

[2]	A chart of the specific text of each affected fundamental investment restriction (current and as proposed to be revised) is provided as Appendix E.
15

permitted in certain other investment restrictions may be deemed to give rise to a senior security.

Each Board recommends that Portfolio shareholders approve revising the above investment restriction for their Portfolio(s) to permit the Portfolios to borrow money or issue any senior security to the extent permitted by the 1940 Act and to remove unnecessary limitations on pledging assets. The 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets (including the amounts being borrowed) from banks. To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings, and, in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Portfolio’s shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Portfolio’s portfolio holdings. To repay borrowings, a Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would reduce and could eliminate the Portfolio’s net investment income in any given period. The Portfolios currently do not intend to borrow money for leverage or to pledge assets (other than in connection with permissible transactions). As is currently the case, the Portfolios, however, may borrow money for temporary or emergency (not leveraging) purposes. While such borrowings exceed 5% of the value of a Portfolio’s total assets, the Portfolio will not make any additional investments.

“Senior securities” are defined as obligations of a Portfolio that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits the Funds from issuing senior securities except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. Certain investment techniques involving derivatives, such as credit default swaps, total return swaps, futures contracts, forward roll transactions, short sales, or the writing of options on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Portfolio’s assets or otherwise cover its obligations. To the extent a Portfolio covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Portfolio. As proposed to be revised, this investment restriction will be interpreted to permit a Portfolio to engage in certain trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act and will not prevent collateral, escrow, or margin or other deposit arrangements with respect to short sales, swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The Boards have approved, and recommend that shareholders approve, revising each investment restriction stated above to read as follows:

The Portfolio may not issue senior securities, borrow money, pledge or mortgage its assets except to the extent permitted under the 1940 Act.

*  *  *  *  *

Proposal 2B:	To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts and other derivative instruments

LFI Group A Portfolios

LFI Group B Portfolios

LRS Portfolios

These Portfolios are currently subject to the following fundamental investment restrictions on purchasing or selling commodities or commodities contracts and derivatives:

LFI Group A Portfolios

None of these Portfolios may purchase or sell commodities or commodity contracts (except that the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend,

16

Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and the Equity Concentrated, Strategic Equity, Global Equity Select, International Equity, International Equity Select, International Strategic, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios may purchase or sell foreign currency forward exchange contracts).

LFI Group B Portfolios

None of these Portfolios may purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

LRS Portfolios

None of these Portfolios may invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Each Board recommends that Portfolio shareholders approve revising the above investment restriction for their Portfolio(s) to allow the existing 1940 Act restrictions on senior securities (described above in connection with Proposal 2A) to govern the Portfolio’s use of derivatives, rather than by listing confusing and inconsistent select derivatives in which a Portfolio may invest. A Portfolio’s use of derivatives would be appropriately disclosed in the Portfolio’s prospectus and/or SAI. References to “commodities” is to physical commodities, typically natural resources or agricultural products, and is not intended to refer to instruments that are strictly financial in nature and not related to the purchase or delivery of physical commodities. The Portfolios do not, and have no current intention to, invest in physical commodities or derivatives related to the purchase or delivery of physical commodities.

The current fundamental investment restrictions for the US Small-Mid Cap Portfolio and the International Equity Portfolio limit the Portfolios’ ability to use derivatives. If Proposal 2B is approved for one or both of these Portfolios, such Portfolio(s) will be authorized be authorized to enter into futures contracts and/or swap agreements as a tool to minimize the potential adverse effects of large redemptions on remaining shareholders.

The Boards have approved, and recommend that shareholders approve, revising each investment restriction stated above to read as follows:

The Portfolio may not invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act.

*  *  *  *  *

Proposal 2C:	To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin

LFI Group A Portfolios

LRS Portfolios

These Portfolios are currently subject to the following fundamental investment restrictions on purchasing securities on margin:

LFI Group A Portfolios

The Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

17

LRS Portfolios

The Portfolio may not purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions on options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Each Board recommends that Portfolio shareholders approve revising the above investment restriction for their Portfolio(s) to avoid confusion regarding the Portfolio’s ability to engage in transactions that might be considered to be on “margin,” such as certain types of derivatives transactions (including those that may not be specifically listed). Existing 1940 Act restrictions on senior securities (described above in connection with Proposal 2A) limit the Portfolios’ ability to borrow money and engage in derivatives transactions.

The Boards have approved, and recommend that shareholders approve, revising each investment restriction stated above to read as follows:

The Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act.

*  *  *  *  *

Proposal 2D:	To approve removing the Portfolio’s fundamental investment restriction on short sales of securities

LFI Group C Portfolios

These Portfolios are currently subject to the following fundamental investment restriction on making short sales of securities:

The Portfolio may not make short sales of securities.

The Board recommends that Portfolio shareholders approve revising the Portfolios’ fundamental investment restriction stated above to better align such investment restriction with that of other funds in the Lazard Fund Complex and to provide the Portfolios with additional investment flexibility consistent with the 1940 Act. However, each Portfolio has no current intention of engaging in short sales and will not do so without prior approval of the Fund’s Board.

Accordingly, the Board has approved, and recommends that Portfolio shareholders approve, removing the above investment restriction.

*  *  *  *  *

Proposal 2E:	To approve removing the Portfolio’s fundamental investment restriction on investing in illiquid securities

LFI Group C Portfolios

These Portfolios are currently subject to the following fundamental investment restriction on investing in illiquid securities:

The Portfolio may not invest in illiquid securities if immediately after such investment more than 10% of the value of the Portfolio’s net assets, taken at market value, would be invested in such securities.

The Board recommends that Portfolio shareholders approve removing the Portfolios’ fundamental investment restriction stated above to provide the Portfolios with additional investment flexibility consistent with the 1940 Act. The Portfolios’ investments in illiquid securities will continue to be limited by regulatory restrictions under the 1940 Act that restrict investment companies (other than money market funds) to investing 15% limit of net assets in illiquid securities.

Accordingly, the Board has approved, and recommends that Portfolio shareholders approve, removing the above investment restriction.

18

*  *  *  *  *

Proposal 2F:	To approve removing the Portfolio’s fundamental investment restriction on investing in other investment companies.

Lazard US Small-Mid Cap Equity Portfolio

Lazard International Equity Portfolio

These Portfolios are currently subject to the following fundamental investment restriction on purchasing securities of other investment companies:

The Portfolio may not (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) purchase securities in an amount up to 5% of the value of the Portfolio’s total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio’s total assets.

The Board recommends that Portfolio shareholders approve removing the Portfolios’ fundamental investment restriction stated above to provide the Portfolios with additional investment flexibility consistent with the 1940 Act. The Portfolios’ investments in other investment companies will continue to be limited by the 1940 Act and the rules thereunder, which place various limitations on investments in other investment companies. The Portfolios’ current fundamental investment restriction limits the Portfolios’ options for cash management activities, as they are unable to invest in the securities of money market funds. If Proposal 2F is approved for one or both of the Portfolios, such Portfolio(s) may invest in money market funds for cash management purposes.

Accordingly, the Board has approved, and recommends that Portfolio shareholders approve, removing the above investment restriction.

*  *  *  *  *

Share Ownership and Certain Beneficial Owners

Certain information as to the number of shares outstanding and share ownership for each of the Portfolios of LFI and LRS is set forth on Appendices C and D, respectively.

Required Vote

A plurality of the votes cast at a meeting at which a Quorum is present shall be sufficient to elect Directors for each Fund.

The approval of each sub-part of Proposal 2 with respect to a Portfolio requires the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act: the affirmative vote of the holders of (a) 67% or more of the shares of the Portfolio present, in person or by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares are so present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

THE BOARD OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY
RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a joint meeting held on February 28, 2017, each Fund’s Audit Committee recommended and each Fund’s Board, including a majority

19

of the Independent Directors, approved the selection of Deloitte & Touche LLP (“Deloitte”) as each Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Deloitte also served as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2016. A representative of Deloitte will not be present at the Special Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of LFI’s and LRS’ annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements, in 2015 for LFI and LRS were $1,083,682 and $149,358, respectively, and in 2016 for LFI and LRS were $698,307 and $103,938, respectively.

Audit-Related Fees. There were no fees billed in each of the last two fiscal years by Deloitte to either LFI or LRS for assurance and related services that are reasonably related to the performance of the audits of the Funds’ financial statements, which are not reported above.

The aggregate fees billed for each of the Funds’ last two fiscal years for non-audit assurance and related services provided by Deloitte to LAM and any entity controlling, controlled by or under common control with LAM that provides ongoing services to the Funds (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $160,000 in 2015 and $163,000 in 2016.

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) in 2015 for LFI and LRS were $368,291 and $64,517, respectively, and in 2016 for LFI and LRS were $325,955 and $26,379, respectively. For each of the Funds, these Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by Deloitte were $158,216 for LFI and $58,886 for LRS in 2015, and $114,275 for LFI and $72,079 for LRS in 2016.

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported above.

Non-Audit Fees. With respect to each Fund, the aggregate non-audit fees billed by Deloitte for services rendered to each Fund and rendered to Service Affiliates were $906,230 in 2015 and $1,152,787 in 2016.

Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee pre-approves Deloitte’s engagements for audit and non-audit services to the Fund and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining Deloitte’s independence. There were no services provided by Deloitte to either Fund or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the last two fiscal years of the Funds.

The Funds’ Audit Committees have considered whether the provision of non-audit services rendered to Service Affiliates that did not require pre-approval by the Audit Committees is compatible with maintaining Deloitte’s independence.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on October 20, 2017

The following materials relating to this Combined Proxy Statement are available at http://www.LazardNet.com/us/mutual-funds/proxy-statement/:

•	this Combined Proxy Statement;

•	the accompanying Notice of Joint Special Meeting of Shareholders;

•	information on how to obtain directions to attend the meeting in person;
20

•	proxy cards and any other proxy materials; and

•	each Fund’s Annual Report for the fiscal year ended December 31, 2016 and subsequent Semi-Annual Report.

To reduce expenses, only one copy of this Combined Proxy Statement, and each Annual and Semi-Annual Report, will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies of these documents, you may do so at any time by writing to the address or calling the phone number set forth under “Annual Report” below. The Fund will begin sending you individual copies 30 days after receiving your request.

Annual Report and Semi-Annual Report

Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2016 and succeeding Semi-Annual Report to any shareholder upon request. Requests for the Annual Report of a Fund should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling 800-823-6300.

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Special Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

Shareholders who wish to communicate with Directors should send communications to the relevant Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Fund’s Secretary. The Fund’s Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which shareholder communications will be directed to the Director or Directors indicated in the communication.

Additional Voting Information; Expenses of Proxy Solicitation

The Funds will bear the cost of soliciting proxies on behalf of the Funds’ Boards. Proxies may be solicited by email, mail, in person or by telephone, and the Funds may reimburse persons holding Portfolio shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals. The total expenses of the Special Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of the Combined Proxy Statement, are anticipated to be approximately $1,800,000.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the shareholder has received the Combined Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a shareholder’s telephonic transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

LAM has advised each Fund that it intends to vote at the Special Meeting shares of the Portfolio as to which it has voting power in the same proportion as votes cast by other shares of the Portfolio for which LAM does not have voting power.

Portfolios of LRS are available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of LRS Portfolios. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposals to be considered at the Special Meeting.

21

Voting Results

Each Fund will advise its shareholders of the voting results of the matters voted upon at the Special Meeting in its next semi-annual report to Shareholders.

Shareholder Proposals

The Funds do not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a Fund’s next shareholder meeting subsequent to this Special Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Funds whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

SHAREHOLDERS ARE URGED TO VOTE PROMPTLY.

By Order of the Boards of Directors

Mark R. Anderson
Vice President and Secretary

New York, New York
September [__], 2017

22

APPENDIX A

PORTFOLIO DEFINITIONS

The Lazard Funds, Inc.
Portfolio	Definition
Equity Portfolios
Lazard US Equity Concentrated Portfolio	Equity Concentrated Portfolio
Lazard US Strategic Equity Portfolio	Strategic Equity Portfolio
Lazard US Small-Mid Cap Equity Portfolio	Small-Mid Cap Portfolio
Lazard International Equity Portfolio	International Equity Portfolio
Lazard International Equity Advantage Portfolio	International Equity Advantage Portfolio
Lazard International Equity Concentrated Portfolio	International Equity Concentrated Portfolio
Lazard International Equity Select Portfolio	International Equity Select Portfolio
Lazard International Strategic Equity Portfolio	International Strategic Portfolio
Lazard International Small Cap Equity Portfolio	International Small Cap Portfolio
Lazard Global Equity Select Portfolio	Global Equity Select Portfolio
Lazard Managed Equity Volatility Portfolio	Managed Portfolio
Lazard Global Strategic Equity Portfolio	Global Strategic Portfolio
Emerging Markets Portfolios
Lazard Emerging Markets Core Equity Portfolio	Emerging Markets Core Portfolio
Lazard Emerging Markets Equity Portfolio	Emerging Markets Portfolio
Lazard Emerging Markets Equity Advantage Portfolio	Emerging Markets Advantage Portfolio
Lazard Developing Markets Equity Portfolio	Developing Markets Portfolio
Lazard Emerging Markets Equity Blend Portfolio	Emerging Markets Blend Portfolio
Lazard Emerging Markets Multi-Asset Portfolio	Emerging Markets Multi-Asset Portfolio
Lazard Emerging Markets Debt Portfolio	Emerging Markets Debt Portfolio
Lazard Emerging Markets Income Portfolio	Emerging Markets Income Portfolio
Lazard Explorer Total Return Portfolio	Explorer Total Return Portfolio
Fixed Income Portfolios
Lazard US Corporate Income Portfolio	Corporate Income Portfolio
Lazard US Short Duration Fixed Income Portfolio	Short Duration Fixed Income Portfolio
Lazard Global Fixed Income Portfolio	Global Fixed Income Portfolio
Real Assets Portfolios
Lazard Global Listed Infrastructure Portfolio	Global Listed Infrastructure Portfolio
Lazard US Realty Income Portfolio	Realty Income Portfolio
Lazard US Realty Equity Portfolio	Realty Equity Portfolio
Lazard Global Realty Equity Portfolio	Global Realty Portfolio
Lazard Real Assets and Pricing Opportunities Portfolio	Real Assets Portfolio
Alternatives Portfolios
Lazard Fundamental Long/Short Portfolio	Long/Short Portfolio
Lazard Enhanced Opportunities Portfolio	Enhanced Opportunities Portfolio
Asset Allocation Portfolios
Lazard Capital Allocator Opportunistic Strategies Portfolio	Capital Allocator Portfolio
Lazard Global Dynamic Multi-Asset Portfolio	Dynamic Portfolio

Lazard Retirement Funds, Inc.
Portfolio	Abbreviation
Lazard Retirement US Strategic Equity Portfolio	Retirement Strategic Equity Portfolio
Lazard Retirement US Small-Mid Cap Equity Portfolio	Retirement Small-Mid Cap Portfolio
Lazard Retirement International Equity Portfolio	Retirement International Equity Portfolio
Lazard Retirement Emerging Markets Equity Portfolio	Retirement Emerging Markets Portfolio
Lazard Retirement Global Dynamic Multi-Asset Portfolio	Retirement Dynamic Portfolio

APPENDIX B

NOMINATING COMMITTEE CHARTER AND PROCEDURES

LAZARD FUNDS3

Organization

The Nominating Committees (each, the “Committee”) of the Boards of Directors of each investment company (each, the “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and advised by Lazard Asset Management LLC shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”). The Board of Directors of the Fund (each, the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•	the educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Sources for Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (1) the Fund’s current Directors, (2) the Fund’s officers, (3) the Fund’s shareholders (see below) and (4) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm, at the Fund’s expense, to identify potential candidates.

3 Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. are each referred to herein as an “NYSE Fund.”

Submission of Nominations

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-6300. The following procedures must be followed to submit Director nominations.

1.	Nominations must be submitted in writing.

2.	Nominations may be submitted only by a shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 (for each NYSE Fund, at market value) of the Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Shareholder each calendar year.

3.	For an NYSE Fund, a nomination submission must be received at the address above not less than 120 calendar days before the date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If an annual meeting of shareholders was not held in the previous year, the nomination submission must be received by December 31 of the year preceding the meeting.

4.	The nomination submission must include the following information:

•	the Nominating Shareholder’s name as it appears on the Fund’s books and the class and number of shares of the Fund owned of record and beneficially by the Nominating Shareholder;

•	whether the Nominating Shareholder believes that the candidate is an “interested person” (as defined in the 1940 Act) of the Fund and, if believed not to be an interested person, information regarding the candidate that will be sufficient for the Fund to make such determination;

•	all information relating to the nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors;

•	information sufficient to evaluate the factors listed above under “Evaluation of Potential Nominees”;

•	a written consent of the nominee to stand for election if nominated by the Board and to serve if elected by the shareholders; and

•	such other information as may be reasonably requested by the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

APPENDIX C

THE LAZARD FUNDS, INC.
SHARES OUTSTANDING AND OWNERSHIP

Record Shares. As of the Record Date, each Portfolio of LFI had the following number of shares of record outstanding and entitled to vote:

Portfolio	Institutional Shares	Open Shares	R6 Shares

US Equity Concentrated Portfolio	[_____]	[_____]	[_____]

US Strategic Equity Portfolio	[_____]	[_____]	[_____]

US Small-Mid Cap Portfolio	[_____]	[_____]	N/A

International Equity Portfolio	[_____]	[_____]	[_____]

International Equity Advantage Portfolio	[_____]	[_____]	N/A

International Equity Select Portfolio	[_____]	[_____]	[_____]

International Equity Concentrated Portfolio	[_____]	[_____]	N/A

International Strategic Equity Portfolio	[_____]	[_____]	[_____]

International Small Cap Equity Portfolio	[_____]	[_____]	N/A

Global Equity Select Portfolio	[_____]	[_____]	N/A

Managed Equity Volatility Portfolio	[_____]	[_____]	N/A

Global Strategic Equity Portfolio	[_____]	[_____]	N/A

Emerging Markets Equity Portfolio	[_____]	[_____]	[_____]

Emerging Markets Core Equity Portfolio	[_____]	[_____]	N/A

Emerging Markets Equity Advantage Portfolio	[_____]	[_____]	N/A

Developing Markets Equity Portfolio	[_____]	[_____]	N/A

Emerging Markets Equity Blend Portfolio	[_____]	[_____]	[_____]

Emerging Markets Multi-Asset Portfolio	[_____]	[_____]	[_____]

Emerging Markets Debt Portfolio	[_____]	[_____]	[_____]

Emerging Markets Income Portfolio	[_____]	[_____]	N/A

Explorer Total Return	[_____]	[_____]	N/A

Portfolio	Institutional Shares	Open Shares	R6 Shares

US Corporate Income Portfolio	[_____]	[_____]	[_____]

US Short Duration Fixed Income Portfolio	[_____]	[_____]	N/A

Global Fixed Income Portfolio	[_____]	[_____]	N/A

US Realty Income Portfolio	[_____]	[_____]	N/A

US Realty Equity Portfolio	[_____]	[_____]	N/A

Global Realty Equity Portfolio	[_____]	[_____]	N/A

Global Listed Infrastructure Portfolio	[_____]	[_____]	N/A

Real Assets and Pricing Opportunities	[_____]	[_____]	N/A

Enhanced Opportunities Fund	[_____]	[_____]	[_____]

Fundamental Long/Short Portfolio	[_____]	[_____]	N/A

Capital Allocator Opportunistic Strategies Portfolio	[_____]	[_____]	N/A

Global Dynamic Multi-Asset Portfolio	[_____]	[_____]	[_____]

Certain Record Owners. As of the Record Date, the following shareholders were known by LFI to own of record 5% or more of a class of a Portfolio’s outstanding voting securities:

[INSERT 5% RECORD OWNERS AS OF AUGUST 25, 2017]

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

APPENDIX D

LAZARD RETIREMENT SERIES, INC.
SHARES OUTSTANDING AND OWNERSHIP

Record Shares. As of the Record Date, each Portfolio of LRS had the following number of shares of record outstanding and entitled to vote:

Portfolio	Investor Shares	Service Shares

Lazard Retirement US Strategic Equity Portfolio	N/A	[________]
Lazard Retirement US Small-Mid Cap Equity Portfolio	N/A	[________]
Lazard Retirement International Equity Portfolio	N/A	[________]
Lazard Retirement Emerging Markets Equity Portfolio	[________]	[________]
Lazard Retirement Global Dynamic Multi-Asset Portfolio	N/A	[________]

Certain Record Owners. As of the Record Date, the following shareholders were known by LRS to own of record 5% or more of a class of a Portfolio’s outstanding voting securities:

[INSERT 5% RECORD OWNERS AS OF AUGUST 25, 2017]

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

APPENDIX E

COMPLETE FUNDAMENTAL INVESTMENT RESTRICTIONS

Related Proposal(s)	LFI Current Fundamental Policies The Portfolio may not…	LRS Current Fundamental Policies The Portfolio may not…	Proposed Fundamental Policy or Change The Portfolio may not…
2A, 2B, 2C

•   (Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus and (B) each of the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act. For purposes of this investment restriction, a Portfolio’s entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

•   (the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Emerging Markets

•  (The Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed Volatility, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) Issue senior securities, purchase securities on margin, borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act.

•  (Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed Volatility, Global Strategic, Emerging Markets Advantage, Emerging Market Income and Real Assets Portfolios) Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

•  (Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed Volatility, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to more than 33⅓% of the value of the Portfolio’s total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

•  (Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed Volatility, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restrictions Nos. 3, 5, 11 and 12 may be deemed to give issue senior securities, [purchase securities on margin,][4] borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act.

[4]	Not included for LFI Group B Portfolios, although these Portfolios’ investments remain subject to the 1940 Act.

Related Proposal(s)	LFI Current Fundamental Policies The Portfolio may not…	LRS Current Fundamental Policies The Portfolio may not…	Proposed Fundamental Policy or Change The Portfolio may not…

    Advantage, Emerging Markets Income and Real Assets Portfolios) issue senior securities, purchase securities on margin, borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act;

•   (Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) purchase or sell commodities or commodity contracts (except that the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and the Equity Concentrated, Strategic Equity, Global Equity Select, International Equity, International Equity Select, International Strategic, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios may purchase or sell foreign currency forward exchange contracts);

•   (Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) purchase securities on margin (except for short-term credits necessary for the clearance of transactions);

    rise to a senior security.

•  (Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Concentrated, Global Strategic, Emerging Markets Income and Real Assets Portfolios) Purchase securities on margin, but a Portfolio may make margin deposits in connection with transactions on options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

2

Related Proposal(s)	LFI Current Fundamental Policies The Portfolio may not…	LRS Current Fundamental Policies The Portfolio may not…	Proposed Fundamental Policy or Change The Portfolio may not…

•   (LFI Group B Portfolios) issue senior securities, borrow money or pledge its assets, except that (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options, forward contracts, futures contracts and options thereon, swaps, short sales or other permissible investments;

•   (LFI Group B Portfolios) purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

2D

•   except for the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, Emerging Markets Core, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios, make short sales of securities;

		N/A	None (remove fundamental investment restriction)
2E

•   for the Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios, invest in illiquid securities as defined in “Certain Portfolio Securities—Illiquid Securities” if immediately after such investment more than 10% of the value of the Portfolio’s net assets, taken at market value, would be invested in such securities;

		N/A	None (remove fundamental investment restriction)
2F

•   for the Small-Mid Cap and the International Equity Portfolios, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) the

		N/A	None (remove fundamental investment restriction)
3

Related Proposal(s)	LFI Current Fundamental Policies The Portfolio may not…	LRS Current Fundamental Policies The Portfolio may not…	Proposed Fundamental Policy or Change The Portfolio may not…
Small-Mid Cap and International Equity Portfolios may purchase securities in an amount up to 5% of the value of the Portfolio’s total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio’s total assets;
4

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

PROXY VOTING OPTIONS:

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32078-S61981	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three Directors to the Board of Directors

	Nominees:		☐	☐	☐

	01)	Ms. Franci J. Blassberg
	02)	Mr. Trevor W. Morrison
	03)	Mr. Nathan A. Paul

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The materials relating to this Joint Special Meeting are available at

http://www.LazardNet.com/us/mutual-funds/proxystatement/

E32079-S61981

THE LAZARD FUNDS, INC.

LAZARD RETIREMENT SERIES, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 20, 2017

The undersigned holder of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS” and together with LFI, the “Funds”), each a Maryland corporation, hereby appoints Mark R. Anderson and Tamar Goldstein, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on October 20, 2017, at 1:00 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of the Funds which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUNDS (THE “BOARDS” AND EACH, THE “BOARD”) AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

V.2

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

PROXY VOTING OPTIONS:

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32080-S61981	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three Directors to the Board of Directors

	Nominees:		☐	☐	☐

	01)	Ms. Franci J. Blassberg
	02)	Mr. Trevor W. Morrison
	03)	Mr. Nathan A. Paul
						For	Against	Abstain

2A.	To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.					☐	☐	☐

2B.	To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts.					☐	☐	☐

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees and “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The materials relating to this Joint Special Meeting are available at

http://www.LazardNet.com/us/mutual-funds/proxystatement/

E32081-S61981

THE LAZARD FUNDS, INC.

LAZARD RETIREMENT SERIES, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 20, 2017

The undersigned holder of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS” and together with LFI, the “Funds”), each a Maryland corporation, hereby appoints Mark R. Anderson and Tamar Goldstein, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on October 20, 2017, at 1:00 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of the Funds which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUNDS (THE “BOARDS” AND EACH, THE “BOARD”) AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

V.2

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

PROXY VOTING OPTIONS:

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32082-S61981	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three Directors to the Board of Directors

	Nominees:		☐	☐	☐

	01)	Ms. Franci J. Blassberg
	02)	Mr. Trevor W. Morrison
	03)	Mr. Nathan A. Paul
						For	Against	Abstain

2A.	To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.					☐	☐	☐

2B.	To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts.					☐	☐	☐

2C.	To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin.					☐	☐	☐

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees and “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The materials relating to this Joint Special Meeting are available at

http://www.LazardNet.com/us/mutual-funds/proxystatement/

E32083-S61981

THE LAZARD FUNDS, INC.

LAZARD RETIREMENT SERIES, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 20, 2017

The undersigned holder of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS” and together with LFI, the “Funds”), each a Maryland corporation, hereby appoints Mark R. Anderson and Tamar Goldstein, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on October 20, 2017, at 1:00 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of the Funds which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUNDS (THE “BOARDS” AND EACH, THE “BOARD”) AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

V.2

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

PROXY VOTING OPTIONS:

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32084-S61981	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three Directors to the Board of Directors

	Nominees:		☐	☐	☐

	01)	Ms. Franci J. Blassberg
	02)	Mr. Trevor W. Morrison
	03)	Mr. Nathan A. Paul
						For	Against	Abstain

2A.	To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.					☐	☐	☐

2B.	To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts.					☐	☐	☐

2C.	To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin.					☐	☐	☐

2D.	To approve removing the Portfolio’s fundamental investment restriction on short sales of securities.					☐	☐	☐

2E.	To approve removing the Portfolio’s fundamental investment restriction on investing in illiquid securities.					☐	☐	☐

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees and “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The materials relating to this Joint Special Meeting are available at

http://www.LazardNet.com/us/mutual-funds/proxystatement/

E32085-S61981

THE LAZARD FUNDS, INC.

LAZARD RETIREMENT SERIES, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 20, 2017

The undersigned holder of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS” and together with LFI, the “Funds”), each a Maryland corporation, hereby appoints Mark R. Anderson and Tamar Goldstein, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on October 20, 2017, at 1:00 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of the Funds which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUNDS (THE “BOARDS” AND EACH, THE “BOARD”) AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

V.2

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

PROXY VOTING OPTIONS:

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E32086-S61981	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three Directors to the Board of Directors

	Nominees:		☐	☐	☐

	01)	Ms. Franci J. Blassberg
	02)	Mr. Trevor W. Morrison
	03)	Mr. Nathan A. Paul
						For	Against	Abstain

2A.	To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.					☐	☐	☐

2B.	To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts.					☐	☐	☐

2C.	To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin.					☐	☐	☐

2D.	To approve removing the Portfolio’s fundamental investment restriction on short sales of securities.					☐	☐	☐

2E.	To approve removing the Portfolio’s fundamental investment restriction on investing in illiquid securities.					☐	☐	☐

2F.	To approve removing the Portfolio’s fundamental investment restriction on investing in other investment companies.					☐	☐	☐

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees and “FOR” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The materials relating to this Joint Special Meeting are available at

http://www.LazardNet.com/us/mutual-funds/proxystatement/

E32087-S61981

THE LAZARD FUNDS, INC.

LAZARD RETIREMENT SERIES, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 20, 2017

The undersigned holder of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS” and together with LFI, the “Funds”), each a Maryland corporation, hereby appoints Mark R. Anderson and Tamar Goldstein, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on October 20, 2017, at 1:00 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of the Funds which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUNDS (THE “BOARDS” AND EACH, THE “BOARD”) AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

V.2